EXHIBIT A


                           FREMONT GENERAL CORPORATION
                             EMPLOYEE BENEFITS TRUST
                                APPLICABLE PLANS



PLAN NAME

Fremont General Corporation Employee Stock Ownership Plan

Fremont General Corporation Investment Incentive Program

Fremont General Corporation Excess Benefit Plan

Fremont General Corporation Supplemental Retirement Plan

Fremont General Corporation Senior Supplemental Retirement Plan

Fremont General Corporation Long-Term Incentive Compensation Plan of 1993

Fremont General Corporation Nonqualified Stock Option Plan of 1989

Fremont General Corporation Restricted Stock Award Plan of 1995

Fremont General Corporation Stock Plan of 1997